Supplement Dated May 17, 2001*
                      to the Prospectus Dated Jan. 29, 2001
                  of AXP Equity Select Fund S-6426-99 U (1/01)


The  following  information  is added to the "Past  Performance"  section of the prospectus.:
                                                   1 year      5 years       10 years (A)         Since inception (B & Y)
         Lipper Mid-Cap Growth Index              -16.13%      +15.73%         +18.97%                   +18.88%b


         b Measurement period started April 1, 1995.

         Lipper Mid-Cap Growth Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.



S-6426-23A (05/01)
*Valid until January 29, 2002.